UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024 (June 4, 2024)

SinglePoint Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53425	26-1240905
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3104 E Camelback Rd #2137 Phoenix, AZ	85016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 682-7464

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.0001 per share	SING	Cboe BZX Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in a Current Report on Form 8-K filed by SinglePoint Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on April 22, 2024, on April 17, 2024, the Company received a notification letter from the Listing Qualifications Department of The Cboe BZX Exchange, Inc. (“Cboe BZX”) (the “First Notice”) notifying the Company that the Company had not timely filed its Form 10-K for the year ended December 31, 2023 (the “Form 10-K”) within the 15-day grace period (as set forth in the Form 12b-25 the Company filed with the SEC) as required by Cboe BZX Listing Rule 14.6(c)(1) (the “Timely Filing Requirement”).

On June 4, 2024, the Company received a notification letter from Cboe BZX (the “Second Notice” and together with the First Notice, the “Notices”) notifying the Company that the Company’s failure to file its Form 10-Q for the quarter ended March 31, 2024 (the “Form 10-Q”) within the 5-day grace period (as set forth in the Form 12b-25 the Company filed with the SEC on May 16, 2024) is also a failure to comply with the Timely Filing Requirement. The receipt of the Notices does not result in the immediate delisting of the Company’s Common Stock from the Cboe BZX and has no immediate effect on the listing or trading of the Company’s Common Stock on the Cboe BZX, under the symbol “SING.” The Second Notice indicated that the Company has until June 16, 2024, to submit a plan to regain compliance with the Timely Filing Requirement with respect to both the Form 10-K and the Form 10-Q and that, following review of such plan, the Cboe BZX can grant an extension of up to 180 calendar days from the date of the First Notice, or until October 14, 2024, to regain compliance with the Timely Filing Requirement.

The Company intends to submit a plan for regaining compliance with the Timely Filing Requirement with respect to the delinquent Form 10-K and Form Q no later than June 16, 2024. The Company continues to work diligently to complete the Form 10-K and Form 10-Q as soon as practicable. However, there can be no assurance that the Cboe BZX will accept the plan, the Company will regain compliance within the compliance period, or maintain compliance with the other Cboe BZX listing requirements.

Forward-looking Statements

This report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to: any statements regarding: our ability to regain compliance with the Timely Filing Requirement, and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price.

We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this report should be read as applying mutatis mutandis to every other instance of such information appearing herein.

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SIGNATURES

Pursuant to the requirements of the Stock Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SinglePoint Inc.

Dated: June 10, 2024	By:	/s/ William Ralston
	Name:	William Ralston
	Title:	Chief Executive Officer

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